_____________________________________________________________________________




                       SECURITIES AND EXCHANGE COMMISSION

                            Washington D. C. 20549



                                  FORM 8-K/A/2



                         Current Report Pursuant
                       to Section 13 or 15(d) of the
                    Securities and Exchange Act of 1934


                       Date of Report:  July 30, 1997



                           POWERCOLD CORPORATION
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)

             FORMERLY INTERNATIONAL CRYOGENIC SYSTEMS CORPORATION


                                 NEVADA
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


             33-19584                             23-2582701
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)


                103 GUADALUPE DRIVE  CIBOLO, TEXAS       78108
             ________________________________________  __________
             (Address of Principal Executive Offices)  (Zip Code)


                               (210) 659-8450
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)








_____________________________________________________________________________

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

ITEM 5.  OTHER EVENTS
         N/A

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial statements of business required
              N/A

         (b)  Pro forma financial statements
              N/A

         (c)  Exhibits
              1.1 Letter dated June 17, 1997 to Richard M. H. Thompson from Francis L.Sibola.

ITEM 8.  CHANGE IN FISCAL YEAR

         N/A

EXHIBIT 1.1

(Letterhead)

June 17, 1997

Via Fax: (4) Pages
201-779-5595 - Office
212-421-9448 - Home

Richard M. H. Thompson
Chief Executive Officer
Rotary Power International, Inc.
One Passaic Street
Wood-Ridge, NJ 07075

Dear Richard:

We have had a number of conversations on a variety of maters about which I believe it is important for me to state my and PowerCold's position.

While I originally thought in early January of this year that I had been elected to the Board of Directors of Rotary International, I subsequently learned that I had not. (Understanding that it would be a conflict of interest). Indeed, on May 21, 1997 you faxed me minutes of a meeting which you said took place on March 31, 1997 which purported to elect me as director and officer of RPI. These minutes stated that I was present at such meeting. As you know, I was not present in person or by phone at any such meeting. I also immediately faxed you back my rejection and did not sign the minutes. I want to make it clear that I have not accepted any appointment to serve as director or officer of RPI and will not agree to do so until and unless the merger is approved by RPI's shareholders and becomes effective. This is factual, reference the minutes that all parties signed as proposed directors and officers for the proposed three entities, Rotary Power International, Rotary Power Marine and Rotary Power Industries. The resolution stated that "The resolutions are subject to final Rotary Power International, Inc. shareholder vote, and when approved will become effective and in full force retroactive as April 1, 1997.

While PowerCold has advanced additional funds, excluding the original $1M stock purchase, in the amount of $175,000, PowerCold was under no obligations to do so. Although not obligated to do so, PowerCold will consider loaning additional limited funds to RPI as such time and in such amounts as it believes suitable, and are properly collateralized to fully secure PowerCold.

While PowerCold remains interested in completing the acquisition of RPI in accordance with the merger agreement, it continues to evaluate the situation in light of the material deterioration in the financial condition of RPI. If the parties are able to effectuate the merger, PowerCold will evaluate as such time whether RPI should seek the protection of the bankruptcy courts to effect a reorganization.

Please reference the Form 8-K included with this letter.

Sincerely,

/s/ Francis L. Simola
_____________________
Francis L. Simola
Title:  President/CEO

PowerCold Corporation  -  9408 MeadowBrook Ave.  -  Philadelphia, PA 19118

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                               SIGNATURES

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 30, 1997, 1997

POWERCOLD CORPORATION


/s/ Francis L. Simola
___________________________
Francis L. Simola

Title: President/CEO